Exhibit 99.1

NEWS RELEASE COMPUWARE CORPORATION
Corporate Headquarters One Campus Martius • Detroit, Michigan 48226 (313) 227-7300 For Immediate Release October 24, 2013

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results

•	Non-GAAP EPS of 13 cents per share, up 62.5 percent year-over-year and GAAP EPS of 7 cents per share, up 40 percent year-over-year

•	Total Q2 revenue of $228.1M, up 3.4 percent year-over-year

•	Q2 license revenue of $35.7M, up 12.7 percent year-over-year

•	APM posts Q2 year-over-year total revenue growth of 12.4 percent and license growth of 35.2 percent; improves contribution margin 195 percent from (10.4) percent to 8.8 percent

•	Covisint IPO completed; second quarter total revenue increases by 19.4 percent year-over-year

DETROIT, October 24, 2013 -- Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its second quarter, fiscal year 2014 ended September 30, 2013.

Non-GAAP net income for the quarter was $28.4 million, or $0.13 per diluted share, compared to $18.3 million, or $0.08 per diluted share in the year-ago period. GAAP net income for the second quarter was $16.3 million, or $0.07 per diluted share, compared to $10.6 million, or $0.05 per diluted share in the year-ago period.

(Included in the financial tables is a reconciliation between non-GAAP and GAAP results.)

“Q2 was a solid quarter for Compuware, providing us with a lot of positive momentum going into the second half of the fiscal year,” said Compuware President and CEO Bob Paul. “The quarter was highlighted by strength in Covisint’s first public quarter, strong growth in APM, and significant progress toward stabilization of the mainframe business. On top of posting double-digit total revenue and license growth, the APM business unit also dramatically improved its contribution margin by 195 percent. And all of this was accomplished in a challenging macro-economic environment. APM’s results this quarter clearly indicate that our strategy to drive profitable growth is working. The second quarter was also successful in the furthering of our shareholder value creation initiatives, underscored by the tremendous progress we continue to make in terms of business optimization and cost rationalization. Our efforts in this regard resulted in substantial EPS growth for the quarter, as emphasized in the non-GAAP EPS. Though we know we still have more work to do, we are pleased with the progress we have made so far and with the plan we have in place to drive additional value to our shareholders.”

Second Quarter Fiscal Year 2014 Results

During the company’s second quarter:

•	Total revenues were approximately $228.1M, up 3.4 percent year-over-year

•	Software license fees were $35.7M, up 12.7 percent from Q2 last year

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

•	Maintenance fees were $100.5 million, down 1.7 percent from Q2 last year

•	Subscription fees were $20.7 million, up 2.1 percent from Q2 last year

•	Professional services revenues were $46.7 million, up 1.7 percent from Q2 last year

•	Application services fees were $24.5 million, up 19.4 percent from Q2 last year

Second Quarter Fiscal Year 2014 Highlights

During the second quarter, Compuware:

•	Completed the initial public offering of 7.36 million shares of common stock of its subsidiary Covisint Corporation. The shares began trading on the Nasdaq Global Select Market on September 26, 2013, under the symbol “COVS.”

•	Covisint appointed Enrico Digirolamo as its Chief Financial Officer.

•	APM was cited by Internet Retailer Magazine as the #1 provider of web performance monitoring solutions to the largest online retailers in the U.S. for the seventh consecutive year.

•	Enhanced its Abend-AID fault management solution, making it even easier to use, especially for staff unfamiliar with mainframe legacy systems.

•	Announced the availability of Google Chrome browser agent technology within the Compuware Performance Network.

•	Announced that Kansas City-based Saint Luke's Health System is now using Covisint healthcare to help it achieve its patient-centered medical home (PCMH) designation.

•	Announced the results of a global survey measuring the financial impact on businesses when technology fails.

•	Disclosed the findings of a global survey of 468 CIOs into attitudes and concerns relating to cloud computing.

•	Continued to expand its partner program to enable organizations to resell, refer or white-label Covisint Identity Services (CIS) to better serve existing customers and attract new ones in rapidly expanding cloud markets.

Use of Non-GAAP Financial Measures

In an effort to provide investors with additional information regarding the Company's results as determined by U.S. generally accepted accounting principles (GAAP), the Company has also disclosed in this press release and the accompanying tables non-GAAP net income and non-GAAP diluted earnings per share. Each of these financial measures excludes the impact of certain items and, therefore, has not been calculated in accordance with GAAP. These non-GAAP financial measures exclude share-based compensation expense; the amortization of acquired software and intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and business transformation; and the related tax impacts of these items. Each of the non-GAAP adjustments is described in more detail below. This press release also contains a reconciliation of each of these non-GAAP measures to its most comparable GAAP financial measure.

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our operating results because they exclude amounts that management and the board of directors do not consider part of core operating results when assessing the performance of the organization. We believe that inclusion of these non-GAAP financial measures provides consistency and comparability with past reports of financial results and provides consistency in calculations by outside analysts reviewing our results. Accordingly, we believe these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management.

While we believe that these non-GAAP financial measures provide useful supplemental information, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Items such as share-based compensation expense; the amortization of acquired software and intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and business transformation; and the related tax impacts of these items that are excluded from our non-GAAP financial measures can have a material impact on net earnings. As a result, these non-GAAP financial measures have limitations and should not be considered in isolation from, or as a substitute for, net earnings, cash flow from operations or other measures of performance prepared in accordance with GAAP. We compensate for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reconciling the non-GAAP financial measures to their most comparable GAAP financial measure. Investors are encouraged to review the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures that are included elsewhere in this press release.

The following discusses the reconciling items from our non-GAAP financial measures to the most comparable GAAP financial measures:

Share-based compensation expense. Our non-GAAP financial measures exclude the compensation expenses required to be recorded by GAAP for equity awards to employees and directors. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding expenses related to share-based compensation, because these costs are generally fixed at the time an award is granted, are then expensed over several years and generally cannot be changed or influenced by management once granted.

Amortization of acquired software and intangible assets. Our non-GAAP financial measures exclude costs associated with the amortization of acquired software and intangible assets. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding amortization of acquired software and intangible assets, because these costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Restructuring charges. Our non-GAAP financial measures exclude restructuring charges, and any subsequent changes in estimates, as they relate to our corporate restructuring activities. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding restructuring charges, in order to provide comparability and consistency with historical operating results.

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

Advisory fees associated with certain shareholder actions and business transformation. During the fourth quarter of fiscal 2013, in response to an unsolicited, nonbinding offer to purchase the outstanding shares of the Company from a shareholder, the Company announced its willingness to consider other viable offers. The Company continues to incur unplanned consultant fees to analyze the business, review additional requests for information from other interested parties and to implement business transformation plans. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding such costs, in order to provide comparability and consistency with historical operating results.

Provision for income taxes on above pre-tax non-GAAP adjustments. Our non-GAAP financial measures exclude the tax impact of the above pre-tax non-GAAP adjustments. This amount is calculated using the tax rates of each country to which these pre-tax non-GAAP adjustments relate. Management excludes the non-GAAP adjustments on a net-of-tax basis in evaluating our performance. Therefore, we exclude the tax impact of these charges when presenting non-GAAP financial measures.

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

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Conference Call Information

Compuware will today hold a conference call to discuss these results at 5:30 p.m. Eastern time (21:00 GMT). To join the conference call, interested parties in the United States should call 800-288-8974. For international access, the conference call number is +1-612-332-0636. No password is required. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site. A conference call presentation is also available on the site.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 303716.

Press Contact

Lisa Elkin, Senior Vice President, Marketing, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF SEPTEMBER 30,
ASSETS
	2013	2012
CURRENT ASSETS:
Cash and cash equivalents	$50,372	$63,516
Accounts receivable, net	381,892	365,143
Offering proceeds receivable	68,448
Deferred tax asset, net	42,837	39,413
Income taxes refundable	4,628	9,930
Prepaid expenses and other current assets	33,365	31,884
Total current assets	581,542	509,886

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	295,264	319,472

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	111,162	117,395

ACCOUNTS RECEIVABLE	191,208	199,574
DEFERRED TAX ASSET, NET	30,351	37,973
GOODWILL	732,265	794,989
OTHER ASSETS	28,688	35,789

TOTAL ASSETS	$1,970,480	$2,015,078

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$16,894	$17,296
Accrued expenses	92,969	82,389
Income taxes payable	18,266	5,490
Deferred revenue	387,878	399,103
Total current liabilities	516,007	504,278

LONG TERM DEBT	14,000	59,300

DEFERRED REVENUE	285,119	300,695

ACCRUED EXPENSES	18,274	24,726

DEFERRED TAX LIABILITY, NET	52,769	84,193
Total liabilities	886,169	973,192

SHAREHOLDERS' EQUITY:
Common stock	2,157	2,148
Additional paid-in capital	799,647	693,556
Retained earnings	268,937	362,648
Accumulated other comprehensive loss	(7,539)	(16,466)
Total Compuware shareholders' equity	1,063,202	1,041,886
Non-controlling interest	21,109	-
Total shareholders' equity	1,084,311	1,041,886

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,970,480	$2,015,078

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,

	2013	2012	2013	2012
REVENUES:
Software license fees	$35,710	$31,674	$71,116	$65,668
Maintenance fees	100,500	102,197	199,028	205,146
Subscription fees	20,651	20,231	41,436	40,710
Professional services fees	46,716	45,954	95,412	94,106
Application services fees	24,525	20,542	48,626	41,129
Total revenues	228,102	220,598	455,618	446,759

OPERATING EXPENSES:
Cost of software license fees	5,632	4,904	11,038	9,729
Cost of maintenance fees	7,724	9,068	15,945	18,014
Cost of subscription fees	8,656	7,827	16,803	15,220
Cost of professional services	37,610	40,085	77,959	82,386
Cost of application services	33,689	18,989	57,950	36,710
Technology development and support	24,125	27,549	50,660	54,046
Sales and marketing	53,450	56,641	112,943	118,831
Administrative and general	35,093	38,361	73,321	78,086
Restructuring costs	233	-	5,345	-
Total operating expenses	206,212	203,424	421,964	413,022

INCOME FROM OPERATIONS	21,890	17,174	33,654	33,737

OTHER INCOME, NET	185	(87)	387	(35)

INCOME BEFORE INCOME TAXES	22,075	17,087	34,041	33,702

INCOME TAX PROVISION	6,889	6,493	8,888	12,640

NET INCOME	15,186	10,594	25,153	21,062

Less: Net income (loss) attributable to the non-controlling interest in Covisint Corporation	(1,154)	-	(1,154)	-

NET INCOME ATTRIBUTABLE TO COMPUWARE CORP	$16,340	$10,594	$26,307	$21,062

DILUTED EPS COMPUTATION
Numerator: Net income	$16,340	$10,594	$26,307	$21,062
Denominator:
Weighted-average common shares outstanding	214,926	215,633	214,287	216,566
Dilutive effect of stock awards	5,503	4,337	5,720	4,142
Total shares	220,429	219,970	220,007	220,708
Diluted EPS	$0.07	$0.05	$0.12	$0.10

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	SIX MONTHS ENDED
	SEPTEMBER 30,
	2013	2012
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$25,153	$21,062
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	32,501	31,126
Stock award compensation	25,312	15,179
Deferred income taxes	(16,450)	4,812
Other	42	269
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	33,366	90,397
Prepaid expenses and other assets	5,640	4,535
Accounts payable and accrued expenses	(24,180)	(41,426)
Deferred revenue	(58,934)	(114,452)
Income taxes	4,634	4,820
Net cash provided by operating activities	27,084	16,322

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(5,953)	(12,977)
Capitalized software	(11,649)	(15,583)
Other	(275)	(1,400)
Net cash used in investing activities	(17,877)	(29,960)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from borrowings	37,500	87,300
Payments on borrowings	(41,500)	(73,000)
Net proceeds from exercise of stock awards including excess tax benefits	15,333	8,676
Employee contribution to common stock purchase plans	1,235	1,427
Repurchase of common stock	(6,415)	(44,828)
Dividends	(53,629)	-
Other	(608)	-
Net cash used in financing activities	(48,084)	(20,425)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(624)	(1,601)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(39,501)	(35,664)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	89,873	99,180

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$50,372	$63,516

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER
	ENDED
	SEP 30,		YR - YR
	2013	2012	% Chg
Total Product Software Revenue by Geography
North America	$90,358	$88,809	1.7%
International	66,503	65,293	1.9%

Deferred License Fees
Current	$15,263	$17,747	(14.0%)
Long-term	9,426	8,774	7.4%

Deferred Maintenance
Current	$294,910	$299,037	(1.4%)
Long-Term	251,137	257,798	(2.6%)

Deferred Subscription
Current	$41,358	$46,602	(11.3%)
Long-Term	7,042	10,549	(33.2%)

Deferred Professional Services	$22,358	$22,190	0.8%

Deferred Application Services	$31,503	$37,101	(15.1%)

Other:
Total Company Headcount	4,338	4,567	(5.0%)

Total DSO (Billed)	66.0	64.9
Total DSO	150.7	148.9

Stock-based compensation expense

Cost of maintenance fees	$170	$235	(27.7%)
Cost of subscription fees	1	18	(94.4%)
Cost of professional services	93	68	36.8%
Cost of application services	10,020	387	2489.1%
Technology development and support	530	730	(27.4%)
Sales and marketing	808	1,403	(42.4%)
Administrative and general	3,253	4,049	(19.7%)

Total stock-based compensation expense before income taxes	$14,875	$6,890	115.9%

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint	Unallocated
					Professional	Application	Expenses
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	& Eliminations	Total

September 30, 2013

Software license fees	$24,256	$958	$8,335	$2,161	-	-	-	$35,710
Maintenance fees	24,394	4,247	64,425	7,434	-	-	-	100,500
Subscription fees	19,931	720	-	-	-	-	-	20,651
Professional services fees	6,796	3,202	31	986	$36,013	-	$(312)	46,716
Application services fees	-	-	-	-	-	$24,525	-	24,525
Total revenues	75,377	9,127	72,791	10,581	36,013	24,525	(312)	228,102

Total operating expenses	68,757	8,827	17,324	4,694	28,918	34,362	43,330	206,212

Income (loss) from operations	$6,620	$300	$55,467	$5,887	$7,095	$(9,837)	$(43,642)	$21,890
Contribution margin %	8.8%	3.3%	76.2%	55.6%	19.7%	(40.1%)		9.6%

Operating expenses include:
Stock awards compensation	$1,796	$4	$(315)	$5	$72	$10,020	$3,293	$14,875
Amortization of purchased software	$2,296	$-	$-	$-	$-	$94	$-	$2,390
Amortization of other acquired intangible assets	$1,707	$-	$-	$-	$-	$96	$-	$1,803

September 30, 2012

Software license fees	$17,942	$2,068	$9,773	$1,891	-	-	-	$31,674
Maintenance fees	22,410	4,052	68,378	7,357	-	-	-	102,197
Subscription fees	19,544	687	-	-	-	-	-	20,231
Professional services fees	7,184	3,317	674	1,095	$33,684	-	-	45,954
Application services fees	-	-	-	-	-	$20,542	-	20,542
Total revenues	67,080	10,124	78,825	10,343	33,684	20,542	-	220,598

Operating expenses	74,059	10,752	20,284	4,606	28,138	20,051	$45,534	203,424

Income (loss) from operations	(6,979)	(628)	58,541	5,737	5,546	491	(45,534)	17,174
Contribution margin %	(10.4%)	(6.2%)	74.3%	55.5%	16.5%	2.4%		7.8%

Operating expenses include:
Stock awards compensation	$1,651	$15	$550	$10	$42	$387	$4,235	$6,890
Amortization of purchased software	$2,224	$-	$-	$-	$-	$148	$-	$2,372
Amortization of other acquired intangible assets	$1,826	$-	$-	$-	$-	$113	$-	$1,939

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint	Unallocated
					Professional	Application	Expenses
Six Months Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	& Eliminations	Total

September 30, 2013

Software license fees	$46,267	$3,154	$18,067	$3,628	-	-	-	$71,116
Maintenance fees	48,098	8,374	127,883	14,673	-	-	-	199,028
Subscription fees	40,063	1,373	-	-	-	-	-	41,436
Professional services fees	14,398	6,771	100	2,110	$72,999	-	(966)	95,412
Application services fees	-	-	-	-	-	$48,626	-	48,626
Total revenues	148,826	19,672	146,050	20,411	72,999	48,626	(966)	455,618

Total operating expenses	142,803	19,141	36,500	9,864	59,550	59,785	94,321	421,964

Income (loss) from operations	$6,023	$531	$109,550	$10,547	$13,449	$(11,159)	$(95,287)	$33,654
Contribution margin %	4.0%	2.7%	75.0%	51.7%	18.4%	(22.9%)		7.4%

Operating expenses include:
Stock awards compensation	$4,619	$7	$219	$10	$136	$10,506	$9,815	$25,312
Amortization of purchased software	$4,573	$-	$-	$-	$-	$188	$-	$4,761
Amortization of other acquired intangible assets	$3,400	$-	$-	$-	$-	$195	$-	$3,595

September 30, 2012

Software license fees	$40,299	$2,861	$18,823	$3,685	-	-	-	$65,668
Maintenance fees	43,175	8,182	138,924	14,865	-	-	-	205,146
Subscription fees	39,396	1,314	-	-	-	-	-	40,710
Professional services fees	15,379	6,761	967	2,271	$68,728	-	-	94,106
Application services fees	-	-	-	-	-	$41,129	-	41,129
Total revenues	138,249	19,118	158,714	20,821	68,728	41,129	-	446,759

Operating expenses	150,155	20,441	43,129	10,025	57,058	38,067	$94,147	413,022

Income (loss) from operations	$(11,906)	$(1,323)	$115,585	$10,796	$11,670	$3,062	$(94,147)	$33,737
Contribution margin %	(8.6%)	(6.9%)	72.8%	51.9%	17.0%	7.4%		7.6%

Operating expenses include:
Stock awards compensation	$3,155	$30	$1,511	$37	$115	$709	$9,622	$15,179
Amortization of purchased software	$4,483	$-	$-	$-	$-	$296	$-	$4,779
Amortization of other acquired intangible assets	$3,677	$-	$-	$-	$-	$225	$-	$3,902

Compuware Corporation Reports Second Quarter, Fiscal Year 2014 Results
October 24, 2013

COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2013	2012	2013	2012

NET INCOME	$16,340	$10,594	$26,307	$21,062

STOCK COMPENSATION (EXCLUDING RESTRUCTURING STOCK COMPENSATION) NET OF NON-CONTROLLING INTEREST	12,985	6,890	21,631	15,179
AMORTIZATION OF PURCHASED SOFTWARE, NET OF NON-CONTROLLING INTEREST	2,389	2,372	4,759	4,779
AMORTIZATION OF ACQUIRED INTANGIBLES, NET OF NON-CONTROLLING INTEREST	1,801	1,939	3,594	3,902
RESTRUCTURING EXPENSES	233	-	5,345
ADVISORY FEES	1,977	-	3,133
TOTAL ADJUSTMENTS	19,385	11,201	38,462	23,860
INCOME TAX EFFECT OF ADJUSTMENTS	(7,280)	(3,489)	(13,907)	(7,531)

NON-GAAP NET INCOME	$28,445	$18,306	$50,862	$37,391

DILUTED EARNINGS PER SHARE - GAAP	$0.07	$0.05	$0.12	$0.10

STOCK COMPENSATION (EXCLUDING RESTRUCTURING STOCK COMPENSATION) NET OF NON-CONTROLLING INTEREST	0.06	0.03	0.10	0.07
AMORTIZATION OF PURCHASED SOFTWARE, NET OF NON-CONTROLLING INTEREST	0.01	0.01	0.02	0.02
AMORTIZATION OF ACQUIRED INTANGIBLES, NET OF NON-CONTROLLING INTEREST	0.01	0.01	0.02	0.02
RESTRUCTURING EXPENSES	0.00	-	0.02
ADVISORY FEES	0.01	-	0.01
TOTAL ADJUSTMENTS	0.09	0.05	0.17	0.11
INCOME TAX EFFECT OF ADJUSTMENTS	(0.03)	(0.02)	(0.06)	(0.04)

NON-GAAP DILUTED EPS	$0.13	$0.08	$0.23	$0.17

DILUTED SHARES OUTSTANDING	220,429	219,970	220,007	220,708